Supplements To the Prospectuses and Statement of Additional Information
each dated January 3, 2006
of
PARADIGM MULTI STRATEGY FUND I, LLC
And
PARADIGM FUNDS TRUST
And its following series:
Advantage Series
Adviser Series
Institutional Series
     At a meeting held on November 21, 2006, the Board of Directors of PARADIGM Multi Strategy Fund I, LLC (the “Portfolio”) and the Board of Trustees of PARADIGM Funds Trust (the “Trust” and, collectively with the Portfolio, the “Funds”) on behalf of the Funds, approved a new advisory arrangement in which Longship Capital Management, LLC would serve as the investment adviser of the Funds and PARADIGM Global Advisors, LLC (“PGA”) would serve as sub-investment adviser of the Funds (“New Adviser/Sub-Adviser Arrangement”). In connection with the change of control of PGA set forth in the supplement dated June 23, 2006, below, PGA has continued to provide investment advisory services to the Trust and the Portfolio pursuant to interim investment advisory agreements during the period following the change in control. All fees relating to such investment advisory services have been escrowed until final disposition of these matters. Each Board considered at its meeting, among other things, that during the course of PGA’s negotiations in connection with the change of control transaction, the structure of the PGA reorganization was modified effective August 11, 2006, so that PGA is now controlled by R. Hunter Biden, its Chief Executive Officer, and James B. Biden through an entity currently wholly-owned by them. In addition, each Board elected two new Independent Directors/Trustees, Nelson A. Diaz and Ernest E. Jones. In connection with the PGA reorganization, Ezra Zask resigned as President of the Funds as of September 29, 2006. R. Hunter Biden was subsequently elected as the Funds’ Chief Executive Officer effective upon the acceptance of Mr. Zask’s resignation. In addition, three Independent Directors/Trustees resigned effective September 19, 2006.
     It is anticipated that shareholders of the Funds will be asked to, among other things, (i) approve the New Adviser/Sub-Adviser Arrangement and (ii) elect Trustees and Directors at a special meeting of the shareholders. It is expected that proxy materials covering these proposals will be mailed to respective Shareholders of record in February 2007.
     In connection with the New Adviser/Sub-Adviser Arrangement, Dr. James Park will serve as a consultant to PGA while its other key investment analysts remain with PGA, as will its Chief Compliance Officer, Ronald E. Wilhelm.
Supplement dated November 21, 2006

The following information supplements the information contained under the sections “Investment Adviser” and “Fund Manager” of the Prospectus:
     On May 2, 2006, LBB Holdings USA (“LBB Holdings”) entered into agreements providing for the merger of LBB Holdings with PARADIGM Founders LLC, which is controlled by Dr. James Park, the founder of the Company. Subsequently, LBB Holdings entered into an agreement to acquire the PARADIGM Companies LLC equity interests held by Paradigm Global Fund III, which is controlled by Stephane Farouze. The transactions are subject to completion of customary due diligence and satisfaction of other closing conditions expected to be completed during the third quarter of 2006. As a result of these transactions, LBB Holdings would, through its majority ownership of Paradigm Companies, LLC, become the majority holder of PARADIGM Global Advisors, LLC (“PGA”), the investment adviser to PARADIGM Funds Trust (the “Trust”) and PARADIGM Multi Strategy Fund I, LLC (the “Portfolio”), in which the Trust invests substantially all of its shares (the “master-feeder structure”). In anticipation of the acquisition, PARADIGM Founders and PARADIGM Global Fund III have agreed to the appointment of LBB Holdings USA with respect to certain operating matters of the Company and its subsidiaries, and have agreed to appoint R. Hunter Biden as the interim Chief Executive Officer of PARADIGM Companies, LLC and its subsidiaries during the due diligence period. This change in control of PGA constituted an assignment of, and automatically terminated, the advisory agreements previously in effect between (i) PGA and the Trust, and (ii) PGA and the Portfolio, under applicable federal law.
     It is expected that in July 2006 the Board of Trustees of the Trust will meet to consider the approval on behalf of the Trust of an advisory agreement (the “New PGA Advisory Agreement”) between PGA and the Trust. Likewise, the Board of Directors of the Portfolio will meet to consider the approval of an advisory agreement between PGA and the Portfolio (the “New Portfolio Agreement”). PGA has continued to provide investment advisory services to the Trust and the Portfolio during the period following the change in control with no change in the Trust’s management and with all fees relating to investment advisory services escrowed until final disposition of these matters.
     It is anticipated that shareholders of the Trust will be asked to approve the New PGA Advisory Agreement at a special meeting of the Shareholders. It is expected that proxy materials covering the proposal to approve the New Advisory Agreement will be mailed to Shareholders of record during the third quarter of 2006. Trust management believes that no change in the master-feeder structure, the operations, or other services of the Trust and Portfolio will occur at this time as a result of the change in control of PGA.
Supplement dated June 23, 2006